                                                                   EXHIBIT 10.86


THIS WARRANT AND THE SHARES OF COMMON STOCK OF RIDE, INC. TO BE ISSUED UPON ANY EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT IS IN EFFECT OR (II) THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.


                                     WARRANT

                               TO PURCHASE SHARES

                                       OF

                                  COMMON STOCK

                                       OF

                                   RIDE, INC.

                                FEBRUARY 19, 1999

     This certifies that, for value received, Advantage Fund II Ltd. ("Advantage") and any subsequent transferee pursuant to the terms of the Agreement (as defined below) of even date and this Warrant (each, a "Holder") is entitled to purchase, subject to the provisions of this Warrant, from Ride, Inc., a Washington corporation (the "Issuer"), at any time or from time to time on or after the date hereof and on or before 5:00 p.m., P.S.T. on February 19, 2004 (the "Expiration Date"), One Hundred Thousand (100,000) fully paid and nonassessable shares of common stock (the "Common Stock"), of the Issuer at an exercise price equal to $1.25 (the "Exercise Price") (such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares").

     Section 1.     DEFINITIONS.   Except as otherwise specified herein, terms
defined herein shall have the meanings assigned to them in the Subscription Agreement of even date herewith by and between Advantage and the Issuer (the "Agreement").

     Section 2.     EXERCISE OF WARRANT.

             (a) Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the date hereof and on or before the Expiration Date, by presentation and surrender hereof to the Issuer or the Issuer's Transfer Agent for this Warrant which, in accordance with the provisions of Section 9 hereof, is then effective for notices to the Issuer or its Transfer Agent, with the Subscription Form annexed hereto as SCHEDULE ONE, duly executed and accompanied by payment to the Issuer as further set forth below in this
     Section 2, for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register for the registration of this Warrant and registration of transfer of this Warrant. The Exercise Price for the number of Warrant Shares specified in the Subscription Form shall be payable in United States Dollars by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account specified by the Issuer for that purpose.

             (b) Certificates representing Warrant Shares shall bear the following restrictive legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). They may not be offered or transferred by sale, assignment, pledge or otherwise unless (i) a registration statement for the securities under the Securities Act is in effect or (ii) the corporation has received an opinion of counsel to the effect that such registration is not required under the Securities Act."

             (c)     Notwithstanding any provisions herein to the contrary, if
     the Fair Market      Value (hereinafter defined) of one share of Common
     Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being) by surrender of this Warrant at the principal office of the Issuer or its Transfer Agent, together with the properly endorsed Subscription Form in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                         Y (A-B)
                         ------
                   X =
                            A

                                 Where    X =   the  number  of  shares  of
                            Common Stock to be issued to the Holder

                                               Y =  the  number  of  shares
                            of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                                               A =  the Fair  Market  Value of
                            one share of the Issuer's Common Stock (at the date of such calculation)

                                               B =  Exercise   Price   (as
                            adjusted to the date of such calculation)

     For purposes of the above calculation, Fair Market Value of one share of Common Stock shall be the average closing bid price (as reported by The Nasdaq Stock Market) of the Issuer's Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the date of the Election to Purchase.

             (d) Notwithstanding any other provision of this Warrant, in no event shall the holder of this Warrant be entitled at any time to purchase a number of shares of Common Stock on exercise of this Warrant in excess of that number of shares upon purchase of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder and any person whose beneficial ownership of shares of Common Stock would be aggregated with such holder's beneficial ownership of shares of Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 13d-3 thereunder (each an "Aggregated Person" and collectively, the "Aggregated Persons") (other than shares of Common Stock deemed beneficially owned through the ownership of the unexercised portion of this Warrant, any warrant containing a restriction similar to this Section 2(d) and shares of Series B Cumulative Convertible Preferred Stock, no par value per share, of the Company (the "Series B Convertible Preferred Stock") beneficially owned by all such Aggregated Persons) and (2) the number of shares of Common Stock issuable upon exercise of the portion of this Warrant with respect to which the determination in this sentence is being made, would result in beneficial ownership by any Aggregated Person of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Rule 13d-3 thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence.

     Section 3. RESERVATION OF SHARES; PRESERVATION OF RIGHTS OF HOLDER. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery upon exercise of this Warrant. The Warrant surrendered upon exercise shall be canceled by the Issuer. After the Expiration Date, no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (i) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, (ii) promptly to take such action as may be required of the Issuer to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof, and (iii) promptly to take all action required or provided herein to protect the rights of the Holder granted hereunder against dilution. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

     Section 4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. Any attempted transfer of this Warrant, the Warrant Shares or any new Warrant not in accordance with this Section shall be null and void, and the Issuer shall not in any way be required to give effect to such transfer. No transfer of this Warrant shall be effective for any purpose hereunder until (i) written notice of such transfer and of the name and address of the transferee has been received by the Issuer, and (ii) the transferee shall first agree in a writing deposited with the Secretary of the Issuer to be bound by all the provisions of this Warrant and the Agreement. Upon surrender of this Warrant to the Issuer by any transferee authorized under the provisions of this Section 4, the Issuer shall, without charge, execute and deliver a new Warrant registered in the name of such transferee at the address specified by such transferee, and this Warrant shall promptly be canceled. The Issuer may deem and treat the registered holder of any Warrant as the absolute owner thereof for all purposes, and the Issuer shall not be affected by any notice to the contrary. Any Warrant, if presented by an authorized transferee, may be exercised by such transferee without prior delivery of a new Warrant issued in the name of the transferee.

     Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     Section 5. RIGHTS OF HOLDER. Neither a Holder nor his transferee by devise or the laws of descent and distribution or otherwise shall be, or have any rights or privileges of, a shareholder of the Issuer with respect to any Warrant Shares, unless and until certificates representing such Warrant Shares shall have been issued and delivered thereto.

     Section 6. ADJUSTMENTS IN EXERCISE PRICE AND WARRANT SHARES. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 6.

             (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

             (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

             (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than Common Stock or securities convertible into or exchangeable for Common Stock), the Holder shall receive notice of such event as set forth in
     Section 8 below.

             (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and in which no change, other than the issuance of Common Stock in connection with (i) the merger of a third corporation into the Issuer or (ii) the acquisition of all or substantially all of the assets or equity securities of a third corporation, occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

             (e) If the Issuer shall, at any time before the expiration of this Warrant, sell all or substantially all of its assets and distribute the proceeds thereof to the Issuer's shareholders, the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, less the Exercise Price, distributed or paid to the Holder upon any such distribution with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such distribution results in any cash distribution in excess of the Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder.

             (f) If an event occurs which is similar in nature to the events described in this Section 6, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

             (g) The term "Common Stock" shall mean the Common Stock of the Issuer as the same exists at the Closing Date or as such stock may be constituted from time to time, except that for the purpose of this Section 6, the term "Common

     Stock" shall only include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

             (h) If required by the Holder, the Issuer shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Issuer) to make any computation required under this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 6.

             (i) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 6, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

             (j) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Issuer.

             (k) No adjustment in the Exercise Price in accordance with the provisions of this Section 6 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; PROVIDED HOWEVER, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (k) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

             (l) If an adjustment is made under this Section 6 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 6 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.


     Section 7. TAXES ON ISSUE OR TRANSFER OF COMMON STOCK AND WARRANT. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrant in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

     Section 8. NOTICE OF ADJUSTMENT. So long as this Warrant shall be outstanding, (a) if the Issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital stock of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer shall give to its stockholders any notice, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give to the Holder, at least thirty (30) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty days is not reasonably possible), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

     Section 9. NOTICE. Any notice to be given or to be served upon any party in connection with this Warrant must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier and five (5) days after it has been mailed by first class mail, charges prepaid and addressed to the following addresses with a confirmation of delivery:

     If to the Issuer, to:

              Ride, Inc.
              8160 304th Avenue Southeast
              Preston, Washington 98050
              Attn.: President
              Telephone: (425) 222-8270
              Facsimile: (425) 222-4865

     With a copy to:

              Summit Law Group PLLC
              1505 Westlake Avenue North, Suite 300
              Seattle, Washington 98109
              Attn.: Karen Andersen, Esq.
              Telephone: (206) 281-9881
              Facsimile: (206) 281-9882

     If to the Holder, to:

              Advantage Fund II Ltd.

              c/o CITCO
              Kaya Flamboyan 9
              Curacao, Netherlands Antilles
              Attn.: W.R. Weber
              Telephone:011-599-9732-2161
              Facsimile: 011-599-9732-2008

     With a copy to:

              Genesee International, Inc.
              10500 N.E. 8th Street, Suite 1920
              Bellevue, Washington 98004
              Attn.: Chris Purrier
              Telephone: (425) 462-1673
              Facsimile: (425) 462-4645

     With a copy to:

              Freeborn & Peters
              950 17th Street, Suite 2600
              Denver, Colorado 80202
              Attn.: Kenneth S. Witt, Esq.
              Telephone: (303) 628-4200
              Facsimile: (303) 628-4240

     If to the Transfer Agent, to:

              TranSecurities International,  Shareholder Services
              2510 North Pines, Suite 202
              Spokane, WA 99206
              Attn.: Carolyn S. Tedesco
              Telephone (509) 927-1255
              Facsimile (509) 928-6449

Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given

     Section 10. CHOICE OF LAW; CONFLICT OF LAW; JURISDICTION AND VENUE. Except as otherwise expressly provided herein, the terms, conditions and enforceability of this Warrant shall be governed by and interpreted under the laws of the State of Washington. Any claim, dispute or disagreement relating to the terms and conditions of this Warrant, or arising from this Warrant or the subject matter of this Warrant, may be brought only in the courts of the State of Washington or in any United States District Court located in the State of Washington, which shall have exclusive jurisdiction thereof. The parties to this Agreement consent to such jurisdiction and venue and hereby knowingly and voluntarily waive all objections thereto on the basis of lack of personal jurisdiction, venue or convenience.

Dated: February 19, 1999

                                                         RIDE, INC.


                                                         By:

                                                         Name:

                                                         Title:
                                                               -----------------

ATTEST:



-----------------------------
David H. Davis, Secretary

                                                                    SCHEDULE ONE

                                SUBSCRIPTION FORM


TO RIDE, INC.:

     1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ______________ shares of Common Stock, as defined in the Warrant, of Ride, Inc., a Washington corporation (the "Company").

     2.     The undersigned Holder (check one):

            (a) elects to pay the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Subscription Form pursuant to the instructions of the Company;

          or

            (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 2(c) of the Warrant.

     3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

         Name:
                -------------------------------------

         Address:
                   -------------------------------------

                   -------------------------------------

Dated:                ,
      ------------ ---  -----               ----------------------------

(Signature must conform to name of Holder as specified on the face of the Warrant)

                                    ----------------------------

                                    ----------------------------
                                    (Address)